                                                                 Exhibit 10.1.15

                               AMENDMENT AGREEMENT

         AMENDMENT AGREEMENT, dated as of February 10, 2004 (this "Agreement"), to the Amended and Restated Credit Agreement, dated as of May 1, 1998 (as heretofore amended and supplemented and as it in the future may be amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"), by and among Millbrook Distribution Services Inc., a Delaware corporation ("Millbrook"), The B. Manischewitz Company, LLC, a Delaware limited liability company ("Manischewitz" and, together with Millbrook, the "Borrowers"), the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) to the Credit Agreement, JPMorgan Chase Bank, as administrative and collateral agent (in such capacity, the "Agent") for the Lenders, and Bank of America, N.A., as co-agent and documentation agent.

         WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amendments to Credit Agreement. Effective as of the date all of the conditions to effectiveness set forth in Section 3 hereof are satisfied, the Credit Agreement is hereby amended as follows:

                  (a) The definition of "EBITDA" appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the proviso at the end thereof and substituting therefore the following proviso:

                      "; provided, however, that for the purposes of determining EBITDA for the period ending December 31, 2003, EBITDA shall be increased by the amount of any dividend or distribution by the Borrowers to Holdings or Enterprises to enable Holdings to pay the reasonable professional fees, costs and expenses (including, without limitation, all legal, accounting and consulting fees, costs and expenses) incurred by an investor and/or its affiliates (collectively, the "Investor") in connection with the due diligence, examination, review, documentation, negotiation and/or closing of a potential equity investment in Holdings by the Investor, up to an aggregate amount of the lesser of (i) $1,000,000 or (ii) the total of such reasonable professional fees, costs and expenses actually incurred by the Borrowers."

                  (b) The definition of "Final Maturity Date" appearing in
         Section 1.01 of the Credit Agreement is hereby amended by deleting the date "October 28, 2004" appearing therein an substituting therefore the date "January 15, 2005".

         2. Representations and Warranties. The Borrowers hereby represent and warrant as of the date hereof as follows (which representations and warranties shall survive the execution and delivery of this Agreement):

                  (a) All representation and warranties made by the Borrowers in
         Article IV of the Credit Agreement and each of the other Loan Documents, after taking into account the effect of this Agreement, are true and correct in all material respects as of the date hereof with the same force and effect as if made on such date (except to the extent that any such representation or warranty relates expressly to an earlier date).

                  (b) Each Borrower has the requisite power to execute, deliver and carry out the terms and provisions of this Agreement.

                  (c) This Agreement has been duly executed and delivered by the Borrowers and constitutes the legal, valid and binding obligation of the Borrowers, and is enforceable against the Borrowers in accordance with its terms subject (i) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect, and (ii) to general principles of equity.

                  (d) After giving effect to this Agreement, no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default under the Credit Agreement.

         3. Conditions Precedent. Notwithstanding any term of provision of this Agreement to the contrary, Paragraph 1 hereof shall not become effective until
(i) the Agent shall have received counterparts of this Agreement, duly executed and delivered on behalf of the Borrowers, the Agent and all of the Lenders and
(ii) the Borrowers shall have paid a fee equal to $7,500 to each Lender.

         4. Fees and Expenses of Agent. The Borrowers agree to pay all reasonable fees and out-of-pocket expenses incurred by the Agent in connection with the preparation and negotiation of this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent.

         5. References to Agreements. The term "Agreement", "hereof", "herein", and similar terms as used in the Credit Agreement, and references in the Credit Agreement and the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the effective date of the amendments contained herein as determined in accordance with Paragraph 3 hereof, the Credit Agreement as amended by this Agreement.

         6. Continued Effectiveness. Nothing herein shall be deemed to be a waiver of any covenant or agreement contained in, or any Default or Event of Default under, the Credit Agreement or any of the other Loan Documents, except as expressly provided for hereby, and each of the parties hereto agrees that, as amended by this Agreement, all of the covenants and agreements and other provisions contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect from and after the date of this Agreement.

         7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, and all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

         8. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THE CONFLICTS OF LAWS PRINCIPLES THEREOF).


                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                           MILLBROOK DISTRIBUTION SERVICES INC.


                           By:  /s/ Richard A. Bernstein
                                --------------------------------------------
                                Name:    Richard A. Bernstein
                                Title:   Chairman

                           THE B. MANISCHEWITZ COMPANY, LLC

                           By:  Richard A. Bernstein, its managing member


                           /s/ Richard A. Bernstein
                           -------------------------------------------------
                             Richard A. Bernstein

                           JPMORGAN CHASE BANK, as Agent and Lender


                           By:  /s/ Gregory J. Wiske
                                --------------------------------------------
                                Name:    Gregory J. Wiske
                                Title:   Vice President

                           BANK OF AMERICA, N.A., as Co-Agent and
                           Lender


                           By:  /s/ Frank Palmieri
                                --------------------------------------------
                                Name:    Frank Palmieri
                                Title:   Vice President

                           FLEET BUSINESS CREDIT, LLC, as Lender


                           By:  /s/ Allan R. Juleus
                                --------------------------------------------
                                Name:    Allan R. Juleus
                                Title:   Vice President

                           PNC BANK, NATIONAL ASSOCIATION, as
                           Lender


                           By:  /s/ Celeste DiGeorge
                                --------------------------------------------
                                Name:    Celeste DiGeorge
                                Title:   Vice President

                           LASALLE BUSINESS CREDIT, LLC (successor by merger to LaSalle Business Credit, Inc.), as Lender


                           By:  /s/ Thomas F. Furst
                                --------------------------------------------
                                Name:    Thomas F. Furst
                                Title:   Vice President